UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

M I ACQUISITIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

M I ACQUISITIONS, INC.
40 Wall Street, 58th Floor
New York, NY 10005

May [___], 2018

Dear Stockholder:

On behalf of the Board of Directors of M I Acquisitions, Inc. (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	[_______________]
On:	June [15], 2018
Time:	10 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter and are also available, together with our Annual Report for the fiscal year ended December 31, 2017, at http://www. [_______________]. We are first mailing these materials to our stockholders on or about May [____], 2018.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to (i) the election of certain directors (ii) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional [90] days, from June 19, 2018 to [September 17], 2018 (the “Extended Termination Date”), (iii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 13, 2016, by and between the Company and American Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, (iv) to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (the “Auditor Proposal”) and (v) consideration of any other business matters properly brought before the Annual Meeting.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Second Amended and Restated Contribution Agreement, dated as of April 17, 2018 (as it may be amended, the “Purchase Agreement”), by and among the Company, Priority Investment Holdings, LLC, a Delaware limited liability company (“PIH”), Priority Incentive Equity Holdings, LLC, a Delaware limited liability company (PIEH, and together with PIH, the “Sellers”). The Company’s IPO prospectus and charter provide that the Company initially had until March 19, 2018 to complete its initial business combination. Pursuant to the terms of the amended and restated certificate of incorporation, the Company has extended the date by which it must complete its initial business combination to May 19, 2018 and anticipates further extending it to June 19, 2018 (the “Current Termination Date”). Following the completion of our IPO in September 2016, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”). While we have entered into the Purchase Agreement with the Sellers and have filed a preliminary proxy statement with the Securities and Exchange Commission in respect of the Transaction, our board currently believes that there will not be sufficient time before the Current Termination Date to hold an annual meeting at which to conduct a vote for stockholder approval of the Transaction and consummate the closing of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting.  You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in M I Acquisitions, Inc.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor New York, NY 10005.

Sincerely,

/s/ Joshua Sason
Joshua Sason
Chief Executive Officer

 May [___], 2018

M I ACQUISITIONS, INC.
40 Wall Street, 58th Floor

New York, NY 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE [15], 2018

To the Stockholders of M I Acquisitions, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of M I Acquisitions, Inc. (the “Company”), a Delaware corporation, will be held at the offices of [_______________],[_______________], New York, New York [_______________] on Friday, June [15], 2018, at 10 a.m. local time, for the following purposes:

1.

To elect one Class I director to serve until the 2020 Annual Meeting of Stockholders and two Class II directors to serve until the 2021 Annual Meeting of Stockholders and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death.

2.

A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional [90] days, from June 19, 2018 to [September 17], 2018 (the “Extended Termination Date”).

3.

A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 13, 2016, by and between the Company and American Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date.

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (the “Auditor Proposal”).
5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on May [___], 2018 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors. Joshua Sason Chief Executive Officer

New York, New York

May [___], 2018

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [15], 2018. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTP://WWW. [_______________].

M I ACQUISITIONS, INC.
40 Wall Street, 58th Floor

New York, NY 10005

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE [15], 2018

 FIRST MAILED ON OR ABOUT MAY [___], 2018

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of M I Acquisitions, Inc. (the “Company”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held at the offices of [_______________],[_______________], New York, New York [_______________] on Friday, June [15], 2018, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 40 Wall Street, 58th Floor New York, NY 10005, and its telephone number, including area code, is (347) 491-4240.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.

To elect one Class I director to serve until the 2020 Annual Meeting of Stockholders and two Class II directors to serve until the 2021 Annual Meeting of Stockholders and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death.

2.

A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional [90] days, from June 19, 2018 to [September 17], 2018 (the “Extended Termination Date”).

3.

A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 13, 2016, by and between the Company and American Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date.

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (the “Auditor Proposal”).
5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Second Amended and Restated Contribution Agreement, dated as of April 17, 2018 (as it may be amended, the “Purchase Agreement”), by and among the Company, Priority Investment Holdings, LLC, a Delaware limited liability company (“PIH”), Priority Incentive Equity Holdings, LLC, a Delaware limited liability company (PIEH, and together with PIH, the “Sellers”). The Company’s IPO prospectus and charter provide that the Company initially had until March 19, 2018 to complete its initial business combination. Pursuant to the terms of the amended and restated certificate of incorporation, the Company has extended the date by which it must complete its initial business combination to May 19, 2018 and anticipates further extending it to June 19, 2018 (the “Current Termination Date”). Following the completion of our IPO in September 2016, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”). While we have entered into the Purchase Agreement with the Sellers and have filed a preliminary proxy statement with the Securities and Exchange Commission in respect of the Transaction, our board currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the Transaction and consummate the closing of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on May [___], 2018 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about May [___], 2018.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is [_______________]. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of [_______________] shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares.  If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1(election of directors) is a matter that we believe will be considered “non- routine.”

Proposal 2 (Charter Amendment) is a matter that we believe will be considered “non- routine.”

Proposal 3 (Trust Amendment) is a matter that we believe will be considered “non- routine.”

Proposal 4 (Auditor Proposal) is a matter that we believe will be considered “ routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1, 2 or 3 if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of Directors	Plurality of the votes cast (the nominee receiving the most “For” votes in Class I and the two nominees receiving the most “For” votes in Class II)	No
Charter Amendment	Majority of outstanding shares	No
Trust Amendment	75% of the shares of common stock sold in the IPO	No
Auditor Proposal	Majority of shares present in person or by proxy and entitled to vote	Yes

Abstentions will have no effect on the vote for the election of directors, but will count as a vote against each of the other proposals.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the annual meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the annual meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the annual meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the nominees named in this Proxy Statement, the Charter Amendment and the Trust Amendment and the Auditor Proposal.

●	You can attend the annual meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2017 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2017 Annual Report and this Proxy Statement.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor New York, NY 10005; Attention: Secretary, or call the Company promptly at (347) 491-4240.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor New York, NY 10005; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the annual meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the annual meeting). For illustrative purposes, based on funds in the trust account of approximately $[___] million on May [___], 2018, the estimated per share conversion price would have been approximately $10.[__].

In order to exercise your conversion rights, you must:

●	check the box on the proxy card to elect conversion;

●	affirmatively vote for or against both the Charter Amendment and the Trust Amendment;

●	submit a request in writing prior to 5:00 p.m., Eastern time on June [__], 2018 (two business days before the annual meeting) that we convert your public shares for cash to American Stock Transfer & Trust Company, our transfer agent, at the following address:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, NY 11219
Attn: Relationship Management
E-mail: Admin42@astfinancial.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the annual meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by June 19, 2018 (assuming we have extended the time we have to complete a business combination to such date under our current certificate of incorporation and subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to American Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to American Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer and President and (iv) all executive officers and directors as a group as of May [___], 2018.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock(2)		Approximate Percentage of Outstanding Shares of Common Stock

M SPAC LLC(3)	1,079,478	(4)	16.2%
M SPAC Holdings I LLC(3)	227,596	(4)	3.4%
M SPAC Holdings II LLC(3)	345,426		5.2%
Joshua Sason(5)	1,652,500	(4)	24.8%
Marc Manuel	—		—
Russell Rieger	—		—
Donald S. Ienner	—		—
David Schulhof	—		—
Samuel S. Holdsworth	—		—
All directors and executive officers as a group (6 individuals)	1,652,500		24.8%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Magna Management LLC, 40 Wall Street, 58th Floor, New York, NY 10005.

(2)	Does not include beneficial ownership of any shares of common stock underlying outstanding warrants.

(3)	Joshua Sason is the sole managing member of M SPAC LLC, M SPAC Holdings I LLC and M SPAC Holdings II LLC, and thus may be deemed to have voting and investment power with respect to the shares owned by such entities.

(4)	Includes the 259,334 shares of common stock underlying the private units purchased by M SPAC LLC simultaneously with the consummation of the IPO, the 60,000 shares of common stock underlying the private units purchased by M SPAC Holdings I LLC simultaneously with the consummation of the IPO, and the 83,166 shares of common stock underlying the private units purchased by M SPAC Holdings II LLC simultaneously with the consummation of the IPO.

(5)	Securities beneficially owned consist of securities owned by M SPAC LLC, M SPAC Holdings I LLC and M SPAC Holdings II LLC, of which the individual is a managing member.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

Our Board of Directors currently consists of five members. We have a classified Board of Directors, which is divided into three classes, each with terms expiring at different times. Because we did not have an annual meeting in 2017, we are holding an election for both Class I and Class II Directors at the Annual Meeting. The three classes are currently comprised of the following directors:

●	Class I consists of directors who are serving until the Annual Meeting (comprising Joshua Sason);

●	Class II consists of directors who are serving until the Annual Meeting (comprising Marc Manuel and Samuel Holdsworth); and

●	Class III consists directors who are serving until the annual meeting of stockholders to be held in 2019 (comprising David Schulhof and Donald S. Ienner).

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Information Regarding the Nominees

The term of the three Class I and Class II directors will expire on the date of the Annual Meeting. Mr. Sason, as a Class I Director, and Mr. Manuel and Mr. Holdsworth, as Class II Directors, are standing for re-election to the Board of Directors.

We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a Class I director at the Meeting will continue until our annual meeting of stockholders held in 2020, and the term of office of each person elected as a Class II director at the Annual Meeting will continue until our annual meeting of stockholders held in 2019, and until a successor has been elected and qualified. There are no arrangements or understandings between any of our directors or executive officers and any other person pursuant to which he or she is or was to be selected as one of our directors or officers. There are no family relationships among directors or executive officers of the Company. Notwithstanding their election at the Annual Meeting, these directors are expected to be replaced if the Transaction closes, as specified in the preliminary proxy statement for the Transaction filed with the SEC on April 19, 2018.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three (3) nominees named above, each of whom is currently one of our directors. Each nominee has consented to be named as a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

Information Regarding the Nominees, Other Members of the Board of Directors and Executive Officers

The following table sets forth the positions and offices presently held with the Company by each officer, director and nominee.

Name	Age	Position

Joshua Sason	30	Chief Executive Officer and Director

Marc Manuel	49	Chief Financial Officer and Director

Russell Rieger	58	Vice President of Strategy

Donald S. Ienner	66	Director

David Schulhof	47	Director

Samuel S. Holdsworth	65	Director

The following is a summary of the biographical information of our director-nominees:

Joshua Sason has served as our Chief Executive Officer and a Director since our inception. Mr. Sason is the founder & Chief Executive Officer of Magna Management LLC, a global investment firm which invests across the worldwide public and private equity markets and the entertainment industry. In the eight years since launching the firm, Mr. Sason has grown Magna Management LLC into a leading investor in its market segment, investing over $300M into lower middle market credit and equity opportunities and positioning the firm's brand amongst the most creative and forward thinking in the investment management industry. Mr. Sason co-founded and has served as Chairman of the New York construction company Sason Builders, LLC since June 2014 and was the Founder and Chairman of the boutique talent acquisition company, Mainz, since November 2013 until it was acquired in late 2017. In addition, Mr. Sason has been the Chief Executive Officer of Magna Entertainment, LLC since 2013. Magna Entertainment has invested in and produced a number of feature films and documentaries, including the 2016 feature, “Bleed for This”.

Marc Manuel has served as our Chief Financial Officer and Director since July 12, 2016. Marc served as a Managing Director for Magna Management, LLC from 2012 through 2017. At Magna, Mr. Manuel had been responsible for helping to build out Magna’s Equities strategy, making portfolio investments as both a lead investor in syndicated transactions and as a sole investor. Prior to joining Magna, from September 2009 until July 2012, Mr. Manuel worked as an Investment Banker at Scarsdale Equities LLC. Prior to working at Scarsdale Equities LLC, Mr. Manuel owned his own business and consulted for a wide array of companies ranging from early stage startups to members of the Fortune 10. He holds a B.A. from George Washington University, Cum Laude, and an MBA from Fordham University.

Donald S. Ienner has been our director since February 1, 2016. Mr. Ienner has been the managing member of DSI-1008, LLC, a consulting firm for the music industry, since October 2011. From 2007 to October 2011, he served as a consultant to the music industry. From 1989 to 2006, he served in various capacities with Columbia Records/Sony Music, most recently as Chairman and CEO of Sony Music Label Group U.S. Mr. Ienner has worked in the music industry since 1969 and held various positions with Cam-USA, Millennium Records and Arista Records prior to joining Columbia Records/Sony Music in 1989. Mr. Ienner has previously been a nominating committee member for the Rock and Roll Hall of Fame, a board member of the Recording Industry Association of America, and a board member of Gibson Guitars.

David Schulhof has been our director since December 16, 2015. Mr. Schulhof has served as the President of IM Global Music since December 2014. Previously, from March 2012 to November 2014, he was a Managing Director at G2 Investment Group, an offshoot of New York private equity firm Guggenheim Partners, focusing on the firm’s media investments. Prior to G2, he was Co-Founder and CEO of Evergreen Copyrights from January 2005 through December 2010, which pursued a global acquisition strategy. Schulhof and his partners built Evergreen into one of the leading independent music publishing companies worldwide and in 2010 sold Evergreen to KKR/BMG Rights Management. Before launching Evergreen, from 1997 to 2004, he was Vice President of Motion Picture Music at Miramax and Dimension films, overseeing music, music publishing, music supervision and soundtracks for the Studio. Prior to joining Miramax, he was a lawyer at the law offices of Pryor Cashman Sherman and Flynn, representing film, music and TV clients. He began his career at Interscope Records and graduated from the NYU School of Law and Georgetown University.

Samuel S. Holdsworth has been our director since December 16, 2015. Mr. Holdsworth is a Managing Director of Sword, Rowe & Co., a firm providing investment and advisory services for media and entertainment businesses. Prior thereto, from January 2012 until December 2013, Mr. Holdsworth provided consulting services to financial and content related businesses. From January 2008 until January 2012 he was the Executive Chairman of Solvi Brands, LLC, an early stage consumables company. Mr. Holdsworth was a founding partner at JPMorgan Entertainment Partners, a private equity fund, from Jan. 1999 until June 2006. He was also Chairman and CEO of Ryko Corp., a diversified music company from early 2001 until it was sold to Warner Music Group in June 2006. From 1991 through 1999 he ran an investment banking practice doing M&A, turn-around and fundraising for businesses in the media, entertainment and lodging space. He began his entrepreneurial career in publishing, founding Musician Magazine in 1976 and selling it to Billboard Publications in 1981. He was previously a principal and president of BPI Communications Entertainment division, publisher of Billboard Magazine and managed the Hollywood Reporter, Adweek and other media business properties. He also founded and was Executive Producer of the Billboard Awards Show on the Fox Network from 1990 through 1997.

Officer and Director Qualifications

Our officers and board of directors are composed of a diverse group of leaders. Most of the current officers or directors have senior leadership experience in the entertainment and media industry. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management, and leadership development. Most of our officers and directors also have experience serving on boards of directors and board committees of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, our officers and directors also have other experience that makes them valuable, managing and investing assets or facilitating the consummation of business combinations.

We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of consummating an acquisition transaction.

Joshua Sason

Mr. Sason is well-qualified to serve as a member of the board of directors due to his business leadership, operational experience, and experience in direct investments across the worldwide public and private equity markets and the entertainment industry.

Marc Manuel

Mr. Manuel is well-qualified to serve as a member of the Board due to his investment experience, merger and acquisition experience and operational experience. We believe Mr. Manuel’s strategic consulting experience and background in negotiating, structuring and consummating private equity transactions will further our purpose of consummating an acquisition transaction.

Donald S. Ienner

Mr. Ienner is well-qualified to serve as a member of the Board due to his business leadership and public company experience. We believe Mr. Ienner’s strategic consulting experience will further our purpose of consummating an acquisition transaction.

David Schulhof

Mr. Schulhof is well-qualified to serve as a member of the Board due to his business leadership, operational experience, legal background and experience in mergers and acquisitions. We believe Mr. Schulhof’s broad operational experience and background in negotiating, structuring and consummating mergers and acquisitions will further our purpose of consummating an acquisition transaction.

Samuel S. Holdsworth

Mr. Holdsworth is well-qualified to serve as a member of the Board due to his business leadership, operational experience, and experience in investment and advisory services. We believe Mr. Holdsworth’s broad consulting experience and background in negotiating, structuring and consummating mergers and acquisitions will further our purpose of consummating an acquisition transaction.

Legal Proceedings

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Vote Required and Board of Directors’ Recommendation

The nominee for Class I director receiving a plurality of the votes cast will be elected to the Board of Directors as a Class I Director and the two nominees for Class II directors receiving a plurality of the votes cast will be elected to the Board of Directors as Class II Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all the above director-nominees.

PROPOSAL 2: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [90] days to September 17, 2018 (the “Extended Termination Date”). Initially, the Company had until March 19, 2018 to complete its initial business combination. Pursuant to the terms of the amended and restated certificate of incorporation, the Company has extended the date by which it must complete its initial business combination to May 19, 2018 and anticipates further extending it to June 19, 2018 (the “Current Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than [_____________] shares are elected to be redeemed at the Annual Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from the Current Termination Date to the Extended Termination Date.

The proposed Transaction with the Sellers qualifies as a “business combination” under the Company’s charter, but the Company will not be able to complete the Transaction by the Current Termination Date. The Charter Amendment is essential to allow the Company more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on the proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

 Vote Required and Board of Directors’ Recommendation

Approval of the amendment to the amended and restated certificate of incorporation requires the affirmative vote of at least a majority of the outstanding shares of common stock. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

The Board recommends a vote FOR the Charter Amendment.

PROPOSAL 3: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust to the Extended Termination Date and make other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than [_____________] shares are elected to be redeemed at the Annual Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate the closing of the Transaction. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by June 19, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

 Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of at least 75% of the outstanding public shares is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

The Board recommends a vote FOR the Trust Amendment.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of Marcum LLP (“Marcum”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2018. The Company is requesting that its stockholders ratify the appointment.

In the event that ratification of this appointment of the Company’s independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the proposal, the appointment of the Company’s independent registered public accounting firm will be reconsidered by the Company’s Audit Committee. Unless indicated to the contrary, proxies received will be voted for ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Representatives of Marcum LLP have been invited to but are not expected to be present at the Annual Meeting.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the annual meeting is required for approval of this proposal.

The Board recommends a vote FOR ratification of the appointment of Marcum.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In April 2015, we sold an aggregate of 1,437,500 shares of our common stock for $25,000, or approximately $.02 per share, to M SPAC LLC, which is controlled by Joshua Sason. On July 20, 2016, M SPAC LLC sold back 494,480 shares to us at a price equal to the amount paid for such shares. We subsequently sold an aggregate of 494,480 shares of our common stock for $8,600, or approximately $0.02 per share, to M SPAC Holdings I LLC and M SPAC Holdings II LLC, each of which is controlled by Joshua Sason.

The underwriters exercised a portion of their over-allotment option. Our insiders forfeited an aggregate of 109,973 insider shares in proportion to the portion of the over-allotment option that was not exercised. We recorded the forfeited shares as treasury stock and simultaneously retired the shares. Such forfeited shares were immediately cancelled which resulted in the retirement of the treasury shares and a corresponding charge to additional paid-in capital.

M SPAC LLC, M SPAC Holdings I LLC and M SPAC Holdings II LLC, entities controlled by Joshua Sason, our Chief Executive Officer, purchased, pursuant to written purchase agreements with us, 402,500 private units for a total purchase price of $4,025,000, from us. These purchases took place on a private placement basis simultaneously with the consummation of the IPO. Simultaneously with the purchase of units resulting from the exercise of the over-allotment option by the underwriter, M SPAC LLC, M SPAC Holdings I LLC and M SPAC Holdings II LLC also purchased from us at a price of $10.00 per unit 18,607 private units.

In order to meet our working capital needs following the consummation of the IPO, our insiders, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $200,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. Our stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. If we do not complete a business combination, any outstanding loans from our insiders, officers and directors or their affiliates, will be repaid only from amounts remaining outside our trust account, if any.

We extended the time to complete an initial business combination to April 19, 2018 by having deposited $132,753 into our trust account prior to such date, and further extended the time to May 19, 2018 by having deposited an additional $132,753 into our trust account. The notes do not bear interest and are payable five business days after the date we complete a business combination.

A more detailed description of the promissory notes and the related transactions can be found in our Current Reports on Form 8-K dated March 14, 2018 and April 12, 2018.

The holders of our insider shares issued and outstanding on the date of the IPO, as well as the holders of the private units (and underlying securities) and any shares our insiders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units or shares issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Magna Management LLC, a company owned by our insiders, has agreed that, commencing on the date of the IPO through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay Magna Management LLC $10,000 per month for these services (the “Administration Fee”). However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. We believe that the fee charged by Magna Management LLC is at least as favorable as we could have obtained from an unaffiliated person.

Other than the fees described above, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our insiders or any of the members of our management team, for services rendered to us prior to, or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, board, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2017, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three independent directors: Samuel S. Holdsworth, Chair, David Schulhof and Donald S. Ienner. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate.  Instead, the Company’s By-Laws provide that the directors may designate a Chairman of the Board from among any of the directors.  Accordingly, the Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in the best interest of the Company.   The Board has not designated a Chairman because it believes that the small size of the Board allows effective communication among all members.  The Board believes that there is no single Board leadership structure that would be most effective in all circumstances and therefore retains the authority to modify this structure to best address the Company’s and the Board’s then current circumstances as and when appropriate.

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee are responsible for overseeing the Company’s processes for assessing and managing risk.  Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks.  In accordance with NASDAQ Capital Market requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor.  The Audit Committee reports its risk assessment function to the Board.  The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.  Although the board has not formally designated a lead independent director, Mr. Holdsworth has led the executive session of the independent directors.

The Board of Directors held seven meetings during the year ended December 31, 2017. During fiscal year ended December 31, 2017, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

It is the policy of the Board of Directors that all directors should attend the annual meeting of stockholders in person or by teleconference. Last year the Company did not hold an annual meeting.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting. The Audit Committee held two meetings during 2017.

The members of the Audit Committee are David Schulhof, Chair, Samuel S. Holdsworth and Donald S. Ienner. A copy of the audit committee’s current charter is available at our corporate website at http:// www.miacquisitions.com.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under NASDAQ listing standards. NASDAQ listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to NASDAQ that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Samuel S. Holdsworth qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee held one meeting during 2017.

The members of the Compensation Committee are David Schulhof, Chair, Samuel S. Holdsworth and Donald S. Ienner. A copy of the compensation committee’s current charter is available at our corporate website at http://www.miacquisitions.com.

Independent Directors Overseeing Director Nominations

The independent directors of the Company assist the Board in overseeing various Board composition, and to the extent they deem necessary, perform the following:

●	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

●	Recommend for approval by the Board on an annual basis desired qualification and characteristics for Board membership and with corresponding attributes.

●	Establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

The Company does not have a nominating committee and has no policy in place relating to the consideration of director candidates proposed by stockholders. The Company believes that not having such policies in place is appropriate due to the Company being a SPAC and only existing to acquire an operating business. For so long as the Company remains a SPAC, it does not expect to accept proposals for director candidates from its stockholders. The Company’s Board of Directors has not established specific minimum qualifications for service as a director of the Company.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor New York, NY 10005; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business. The Code of Ethics is currently available at our corporate website at http://www.miacquisitions.com.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or executive officers has received any compensation from us for services rendered to us. With respect to our executive officers:

●	we do not maintain, sponsor or contribute to, and have not had and do not have any obligation to contribute to, any benefit plans, including any qualified or nonqualified defined benefit plans, nonqualified defined contribution plans or other deferred compensation plans,

●	we have not entered into any employment, service, retention or other agreements or entered into any agreements to provide benefits upon termination of employment or other service with us, and

●	we have not granted any equity-based awards.

Other than the Administration Fee payable to Magna Management LLC, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our current management team, for services rendered prior to or in connection with the consummation of the Transaction. However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf. There is no limit on the amount of out-of-pocket expenses reimbursable by us, except that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate the Transaction.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2017 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Respectfully submitted by the Audit Committee,

Samuel S. Holdsworth
David Schulhof
Donald S. Ienner

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

ACCOUNTANT FEES AND SERVICES

The following chart sets forth public accounting fees in connection with services rendered by Marcum LLP, the Company’s independent registered public accounting firm, for the years ended December 31, 2017 and 2016.

	2017	2016
Audit Fees	$43,540	$60,000
Audit-Related Fees	$—	$—
Tax Fees	$2,288	$2,189
All Other Fees	$85,831	$—

Audit fees were for professional services rendered by Marcum LLP for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by Marcum LLP in connection with statutory and regulatory filings or engagements for that fiscal year, including in connection with our initial public offering. Tax fees consist of fees billed for professional services relating to tax compliance. All other fees consist of fees billed for all other services including permitted due diligence services related to a potential business combination.

Marcum LLP did not bill any other fees for services rendered to us during the fiscal years ended December 31, 2017 and 2016 for assurance and related services in connection with the audit or review of our financial statements.

Pre-Approval of Services

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter. All services subsequent to the formation of the audit committee in 2015 have been approved by the audit committee.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before [__________], 2019. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than [_________], 2019. If a shareholder who wishes to present a proposal fails to notify us by [________], 2019, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor New York, NY 10005, we will provide without charge to each person requesting a copy of our 2017 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2017 Annual Report, is available on our Internet website at http://www.miacquisitions.com.

By Order of the Board of Directors.

/s/ Joshua Sason
Joshua Sason
Chief Executive Officer

New York, New York

May [___], 2018

ANNEX A

AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
M I ACQUISITIONS, INC.

JUNE [___], 2018

M I Acquisitions, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “M I Acquisitions, Inc.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 23, 2015 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on September 13, 2016.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E.      In the event that the Corporation does not consummate a Business Combination by [September 17], 2018 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the pershare redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding.”

IN WITNESS WHEREOF, M I Acquisitions, Inc. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

M I ACQUISITIONS, INC.

By:
Name:
Title:

ANNEX B

AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of June [___], 2018, to the Investment Management Trust Agreement (as defined below) is made by and between M I Acquisitions, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of September 13, 2016 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of stockholders of the Company held on June [15], 2018, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be on or before [September 17], 2018 (the “ Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by [September 17], 2018 (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

2. Section 1(l) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(l) [intentionally omitted]”

3. Section 1(m) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(m) Not disburse any amounts from the Trust Account in connection with a Business Combination in the event that the amount per share to be received by the redeeming Public Shareholders is less than [$10.30] per share.”

4. Section 2(c) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(c) The limited distributions referred to in Section 2(a) above shall be made only from income collected on the Property. Except as provided in Section 2(a), no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) and 2(e) hereof.”

5. Section 2(e) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(e) Upon the receipt of an Amendment Notification Letter (as defined below), the Trustee shall distribute to Public Shareholders who exercised their conversion rights in connection with an Amendment (as defined below), an amount equal to the pro rata share of the Property relating to the shares of Common Stock for which such Public Shareholders have exercised conversion rights in connection with such Amendment.”

6. Section 2(f) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(f) [intentionally omitted]”

7. Section 3(g) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(g) At the request of any Public Shareholder who has removed shares from street name and holds such shares either in certificated or book-entry form and, except if such shares are held in book-entry form, delivered such certificated shares to the Trustee for purposes of redemption in connection with a Business Combination, concurrently with the delivery of such shares, solely if such shares are certificated. to the Trustee, send an irrevocable written instruction letter in the form of Exhibit E to the Trustee directing the Trustee to disburse no less than [$10.30] per share to such Public Shareholder.”

8. A new Section 3(i) is hereby inserted in the Trust Agreement immediately following Section 3(h) as follows:

“(i) If the Company seeks to amend any provision of its Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Shareholders who exercise their conversion option in connection with such Amendment.”

9. Section 7(c) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(m), 1(n), 1(o), 1(p), 3(g), 3(h) 7(c) and 7(h) (which may only be amended with the approval of the holders of at least 75% of the shares of Common Stock sold in the IPO, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than [$10.30] per share) in connection with any such amendment), this Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of Chardan. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment.”

10. Exhibit D is hereby amended and restated to read in full as Exhibit D attached hereto.

11. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

12. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

2

13. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

14. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

American Stock Transfer & Trust Company, LLC, AS TRUSTEE

By:
Name:
Title:

M I ACQUISITIONS, INC.

By:
Name:
Title:

4

EXHIBIT D

[Letterhead of Company]

[Insert date]

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Relationship Management

Re: Trust Account No. [  ] Stockholder Conversion Instruction

Ladies and Gentlemen:

Pursuant to Section 2(e) of the Amended and Restated Investment Management Trust Agreement between M I Acquisitions, Inc. (the “ Company” ) and American Stock Transfer & Trust Company, LLC (the “Trustee”), dated as of September 13, 2016, as amended (the “Trust Agreement”), the Company hereby requests that you deliver to the Public Shareholders who have properly elected to have their Common Stock converted into cash in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account $ ___________ of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

You are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the accounts designated by such Public Shareholders:

Very truly yours,

M I ACQUISITIONS, INC.

By:
Name:
Title:

5

PROXY CARD
M I ACQUISITIONS, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June [15], 2018: The Proxy Statement and Annual Report to Stockholders are available at www. http://www. [_______________].

The undersigned hereby appoints Joshua Sason and Marc Manuel, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of M I Acquisitions, Inc. (the “Company”), to be held on June [15], 2018 at 10 a.m. local time at the offices of [_______________],[_______________], New York, New York [_______________], and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated May [___], 2018 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	THE ELECTION OF ONE CLASS I DIRECTOR TO SERVE UNTIL THE 2020 ANNUAL MEETING OF STOCKHOLDERS AND TWO CLASS II DIRECTORS TO SERVE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐
WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Joshua Sason (Class I Director)
Marc Manuel (Class II Director)
Samuel S. Holdsworth (Class II Director)

2.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) FOR AN ADDITIONAL [90] DAYS, TO September 17, 2018.

For ☐          Against ☐          Abstain ☐

3.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXISTING INVESTMENT MANAGEMENT TRUST AGREEMENT TO MAKE CHANGES NECESSARY TO REFLECT THE EXTENSION.

For ☐          Against ☐          Abstain ☐

4.	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

For ☐          Against ☐          Abstain ☐

☐ Intention to Exercise Conversion Rights. If you intend to exercise your conversion rights, please check this box. Checking this box, however, is not sufficient to exercise your conversion rights. You must comply with the procedures set forth in the proxy statement under the heading “Conversion Rights.”

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR THE OTHER PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.